SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)    JULY 10, 1996
                                                -------------------------------

                                QPQ CORPORATION
                                ---------------
             (Exact name of registrant as specified in its charter)



      FLORIDA                        1-12350                   65-0423147
- --------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File             (IRS Employer
 or incorporation)                  Number)                 Identification No.)



            1000 LINCOLN ROAD, SUITE 200, MIAMI BEACH, FLORIDA 33139
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 674-8115
                                                  ------------------------------

          (Former name or former address, if changed since last report)

Other Events.

ITEM 5.

On July 10, 1996, QPQ Corporation ("QPQ") completed the private offering of 1,195,000 shares of its common stock, part value $.01 per share, price of $1.00 to 38 private investors. The Company will use the proceeds of the sale of the offering for general working capital purposes.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           QPQ CORPORATION


                                           By:  /s/MITCHELL RUBINSON
                                               -------------------------------
                                                MITCHELL RUBINSON
                                                President


DATED:  July 16, 1996

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